FORM OF AMENDMENT NO. 6 TO FEE WAIVER AGREEMENT

      AGREEMENT by and between Touchstone Funds Group Trust, a Delaware business trust (the "Trust") and Touchstone Advisors, Inc. (the "Advisor").

      WHEREAS, the Trust and the Advisor entered into a Fee Waiver Agreement dated March 1, 2006, as amended November 20, 2006, February 1, 2007, May 11, 2007, July 20, 2007 and December 3, 2007 whereby the Advisor agreed to limit certain Funds expenses for the length of time and limits stated in the Agreements; and

      WHEREAS, the Trust and the Advisor wish to amend the Amended Agreement as of February 1, 2008 to reflect an amendment to the expense limitations for the Value Opportunities Fund.

      NOW THEREFORE, the Advisor hereby agrees to limit the Funds' expenses for the length of time and the limits stated in this Amended Agreement.

      OTHER EXPENSES LIMITS

----------------------------------------------------------------------------------------------------
FUND                                             LENGTH/TYPE OF             OTHER EXPENSES LIMIT
                                                 LIMITATION
----------------------------------------------------------------------------------------------------
Touchstone Mid Cap Fund Class A                  Contractual waiver         0.35%
                                                 through 3/1/2008
----------------------------------------------------------------------------------------------------
Touchstone Mid Cap Fund Class C                  Contractual waiver         0.35%
                                                 through 3/1/2008
----------------------------------------------------------------------------------------------------
Touchstone Mid Cap Fund Class Y                  Contractual waiver         0.10%
                                                 through 3/1/2008
----------------------------------------------------------------------------------------------------
Touchstone Strategic Value and High              Contractual waiver         0.15%
Income Fund Class Y                              through 3/1/2008
----------------------------------------------------------------------------------------------------
Touchstone Sands Capital Select Growth           Contractual waiver         0.25%
Fund Class Y                                     through 3/1/2008
----------------------------------------------------------------------------------------------------
Touchstone Short Duration Fixed Income           Contractual waiver         0.24%
Fund Class Z                                     through 3/1/2008
----------------------------------------------------------------------------------------------------
Touchstone Ultra Short Duration Fixed            Contractual waiver         0.19%
Income Fund Class Z                              through 3/1/2008
----------------------------------------------------------------------------------------------------
Touchstone Small Cap Value                       Contractual waiver         0.30%
Opportunities Fund Class A                       through 8/1/2008
----------------------------------------------------------------------------------------------------
Touchstone Small Cap Value                       Contractual waiver         0.30%
Opportunities Fund Class C                       through 8/1/2008
----------------------------------------------------------------------------------------------------
Touchstone Small Cap Value                       Contractual waiver         0.30%
Opportunities Fund Class Z                       through 3/1/2008
----------------------------------------------------------------------------------------------------
Touchstone Diversified Small Cap Value           Contractual waiver         0.35%
Fund Class A                                     through 3/1/2008
----------------------------------------------------------------------------------------------------
Touchstone Diversified Small Cap Value           Contractual waiver         0.35%
Fund Class C                                     through 3/1/2008
----------------------------------------------------------------------------------------------------
Touchstone Diversified Small Cap Value           Contractual waiver         0.35%
Fund Class Z                                     through 3/1/2008
----------------------------------------------------------------------------------------------------
Touchstone Healthcare and Biotechnology          Contractual waiver         0.30%
Fund Class A                                     through 3/1/2008
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Touchstone Healthcare and Biotechnology          Contractual waiver         0.30%
Fund Class C                                     through 3/1/2008
----------------------------------------------------------------------------------------------------
Touchstone Clover Core Fixed Income              Contractual waiver         0.40%
Fund Class I                                     through 3/1/2008
----------------------------------------------------------------------------------------------------

               OTHER EXPENSES AND SHAREHOLDER SERVICES FEES LIMITS

----------------------------------------------------------------------------------------------------
FUND                                             LENGTH/TYPE OF             OTHER EXPENSES AND
                                                 LIMITATION                 SHAREHOLDER SERVICES
                                                                            FEES LIMIT
----------------------------------------------------------------------------------------------------
Touchstone Mid Cap Fund Class Z                  Contractual waiver         0.35%
                                                 through 3/1/2008
----------------------------------------------------------------------------------------------------
Touchstone Sands Capital Select Growth           Contractual waiver         0.50%
Fund Class Z                                     through 3/1/2008
----------------------------------------------------------------------------------------------------

OTHER EXPENSES AND DISTRIBUTION AND/OR SHAREHOLDER SERVICES FEES LIMITS

-----------------------------------------------------------------------------------------------------
FUND                                             LENGTH/TYPE OF             OTHER EXPENSES AND
                                                 LIMITATION                 DISTRIBUTION AND/OR
                                                                            SHAREHOLDER SERVICES FEES
                                                                            LIMIT
-----------------------------------------------------------------------------------------------------
Touchstone Strategic Value and High              Contractual waiver         0.40%
Income Fund Class A                              through 3/1/2008
-----------------------------------------------------------------------------------------------------
Touchstone Strategic Value and High              Contractual waiver         1.15%
Income Fund Class C                              through 3/1/2008
-----------------------------------------------------------------------------------------------------
Touchstone Diversified Value Fund Class          Contractual waiver         0.40%
A                                                through 3/1/2008
-----------------------------------------------------------------------------------------------------
Touchstone Diversified Value Fund Class          Contractual waiver         1.15%
C                                                through 3/1/2008
-----------------------------------------------------------------------------------------------------
Touchstone Diversified Growth Fund Class         Contractual waiver         0.40%
A                                                through 3/1/2008
-----------------------------------------------------------------------------------------------------
Touchstone Small Cap Fund Class A                Contractual waiver         0.40%*
                                                 through 3/1/2008
-----------------------------------------------------------------------------------------------------
Touchstone Small Cap Fund Class C                Contractual waiver         1.15%*
                                                 through 3/1/2008
-----------------------------------------------------------------------------------------------------
Touchstone Family Heritage Fund Class            Contractual waiver         0.40%
A                                                through 3/1/2008
-----------------------------------------------------------------------------------------------------
Touchstone Family Heritage Fund Class C          Contractual waiver         1.15%
                                                 through 3/1/2008
-----------------------------------------------------------------------------------------------------
Touchstone Tax-Exempt Bond Fund Class            Contractual waiver         0.40%
A                                                through 3/1/2008
-----------------------------------------------------------------------------------------------------
Touchstone International Equity Fund             Contractual waiver         0.50%*
Class A                                          through 3/1/2008
-----------------------------------------------------------------------------------------------------
Touchstone International Equity Fund             Contractual waiver         1.25%*
Class C                                          through 3/1/2008
-----------------------------------------------------------------------------------------------------
Touchstone Pitcairn Taxable Bond Fund            Contractual waiver         0.50%
Class II                                         through 3/1/2008
-----------------------------------------------------------------------------------------------------

*The fee waiver obligation will be reduced by up to 0.01% to the extent that the Fund earns revenues from securities lending activities.

                        MAXIMUM OPERATING EXPENSE LIMITS

-------------------------------------------------------------------------------------------------------------
FUND                                             LENGTH/TYPE OF             MAXIMUM OPERATING
                                                 LIMITATION                 EXPENSE LIMITS
-------------------------------------------------------------------------------------------------------------
Touchstone Premium Yield Equity Fund             Contractual waiver         1.20%
Class A                                          through 12/15/2008
-------------------------------------------------------------------------------------------------------------
Touchstone Premium Yield Equity Fund             Contractual waiver         1.95%
Class C                                          through 12/15/2008
-------------------------------------------------------------------------------------------------------------
Touchstone Value  Opportunities Fund             Contractual waiver         1.19%
Class Z                                          through 3/1/2008
-------------------------------------------------------------------------------------------------------------
Touchstone Value  Opportunities Fund             Contractual waiver         1.19%
Class A                                          through 3/1/2008
-------------------------------------------------------------------------------------------------------------
Touchstone Value  Opportunities Fund             Contractual waiver         1.94%
Class C                                          through 3/1/2008
-------------------------------------------------------------------------------------------------------------

      IN WITNESS WHEREOF, the parties hereto have caused the Amended Agreement to become effective as of February 1, 2008.

TOUCHSTONE FUNDS GROUP TRUST


By: /s/ Greg Harris
    -----------------------------

Name: Greg Harris
      ---------------------------

Title: Vice President
       --------------------------

TOUCHSTONE ADVISORS, INC.


By: /s/ William Dent
    -----------------------------

Name: William Dent
      ---------------------------

Title: Senior Vice President
       --------------------------